Exhibit 99.1

CARBONITE ANNOUNCES STRONG PRELIMINARY BOOKINGS AND REVENUE FOR

THE FIRST QUARTER OF 2015

Board Concludes Strategic Alternatives Review Process

BOSTON, April 16, 2015 – Carbonite, Inc. (Nasdaq:CARB), a leading provider of cloud and hybrid business continuity solutions for small and midsize businesses (SMBs), today announced preliminary financial results for the first quarter ending March 31, 2015, indicating strong bookings and revenue for the period. In addition, the Company announced that its board of directors has concluded its strategic alternatives exploration process, which began earlier this year.

PRELIMINARY FIRST QUARTER FINANCIAL RESULTS AND GUIDANCE FOR 2015

Carbonite expects first quarter revenue to exceed the high end of the previously provided guidance range of $31.9M-$32.1M and expects a smaller non-GAAP net loss per share than the previously provided guidance range of ($0.09)-($0.07) per share. The Company also reaffirmed annual guidance that total revenue for the full year 2015 will be within or above the range of $137-$138 million, non-GAAP earnings per share will be within or above the range of $0.08-$0.10, non-GAAP gross margin will increase approximately 200 basis points over 2014 and free cash flow will be in the range of $16-$18 million. These preliminary, unaudited results are based on management’s initial review of operations for the quarter ended March 31, 2015 and remain subject to completion of the Company’s standard quarterly closing and review process.

“I am extremely pleased to share our preliminary results for the first quarter of 2015,” said Mohamad Ali, President and Chief Executive Officer. “We saw excellent performance across our product portfolio, including greater than 40% year over year growth in SMB bookings, which comprised approximately 36% of total bookings compared to 28% in the prior year quarter, and 2% year over year growth in consumer bookings. I look forward to discussing our progress and my vision for capitalizing on the tremendous opportunities in the global business continuity market following the release of our first quarter earnings on April 28, 2015.”

CONCLUSION OF STRATEGIC ALTERNATIVES REVIEW PROCESS

On January 9, 2015, Carbonite announced that its board of directors had authorized the exploration of a broad range of strategic alternatives, including a possible sale of the Company. The Company retained Deutsche Bank Securities Inc., Foley & Lardner LLP and Sidley Austin LLP to facilitate a comprehensive review to maximize value for shareholders. As part of this process Carbonite engaged with a significant number of potential strategic and financial acquirers, resulting in several companies signing confidentiality agreements and engaging in due diligence over the past three months. After extensive discussions with interested parties, the interests expressed were unlikely to lead to an acquisition of the entire Company and did not present an attractive alternative to the Company’s stand-alone plan. As a result, the board of directors unanimously determined that it is in the best interest of Carbonite and its shareholders to continue its present strategic course toward increased value creation for shareholders.

“We ran a robust process under the direction of our board of directors and independent advisors to ensure that all options available to deliver optimum shareholder value were thoroughly explored,” said Todd Krasnow, Lead Independent Director. “We always remain open and willing to engage in these types of discussions, and while we will not be sharing specific details about the process, the board is confident that under Mohamad Ali’s leadership, and through the execution of our strategic plan, Carbonite is well positioned to become the leading provider of cloud and hybrid business continuity solutions for SMBs and deliver greater shareholder value.”

CONFERENCE CALL AND WEBCAST INFORMATION

Carbonite will publish its full financial results for the first quarter of 2015 at 7:00 a.m. ET on Tuesday, April 28, 2015. The news release will be available on Carbonite’s Investor Relations website at http://investor.carbonite.com.

In conjunction with this announcement, Carbonite will host a conference call on Tuesday, April 28, 2015 at 8:30 a.m. EDT to review the results. This call will be webcast live and can be found in the investor relations section of the Company’s website at http://investor.carbonite.com. The conference call can also be accessed by dialing (877) 303-1393 in the United States or (315) 625-3228 internationally with the passcode 23959454.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures including bookings, non-GAAP gross margin, non-GAAP income (loss) per share and free cash flow. Bookings represent the aggregate dollar value of customer subscriptions received during a period and are calculated as revenue recognized during the period plus the change in total deferred revenue (excluding deferred revenue recorded in connection with acquisitions) during the same period. Non-GAAP gross margin excludes amortization expense on intangible assets and stock-based compensation expense. Non-GAAP net income (loss) per share excludes amortization expense on intangible assets, stock-based compensation expense, patent litigation expense, restructuring-related expense, acquisition-related expense, tender offer-related expense and CEO transition expense. Free cash flow is calculated by adding the payments related to corporate headquarter relocation, acquisition-related payments, tender-off related payments, CEO transition payments and the cash portion of the lease exit charge and subtracting cash paid for the purchase of property and equipment from net cash provided by operating activities.

The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods and uses these measures in financial reports prepared for management and the Company’s board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.

The Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management. In order to compensate for these limitations, management presents its non-GAAP financial measures in connection with its GAAP results. The Company urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results and not to rely on any single financial measure to evaluate the Company’s business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s views as of the date of this press release based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances.

About Carbonite

Carbonite (Nasdaq:CARB) is a leading provider of cloud and hybrid business continuity solutions for small and midsized businesses. Together with our partners, we support more than 1.5 million individuals and small businesses around the world who rely on us to ensure their important data is protected, available and useful. To learn more about Carbonite, our partner program, and our award-winning backup, recovery & archiving solutions, visit us at Carbonite.com.

CONTACT:

Investor Relations Contact:

Emily Walt

617-927-1972

investor.relations@carbonite.com

Media Contact:

Megan Wittenberger

617-421-5687

media@carbonite.com